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                                                             EXHIBIT 10.153

                               FIRST AMENDMENT TO

                              AMENDED AND RESTATED

                       CORRECTIONS CORPORATION OF AMERICA

                             1989 STOCK BONUS PLAN


         This INDENTURE is made this 3rd day of November, 1995 by Corrections Corporation of America, a corporation duly organized and existing under the laws of the state of Delaware (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has adopted the Amended and Restated Corrections Corporation of America 1989 Stock Bonus Plan (the "1989 Plan") pursuant to which certain stock options were authorized to be granted;

         WHEREAS, the Company now wishes to amend the terms of the 1989 Plan to decrease the number of shares of common stock that may be issued thereunder; and

         WHEREAS, the Board of Directors of the Company have duly approved and authorized the amendment of the 1989 Plan as embodied herein.

         NOW, THEREFORE, effective on the day and year first set forth above, the Company does hereby amend the 1989 Plan as follows:

                                       1.

         Section 3 of the 1989 Plan shall be deleted in its entirety and the following substituted in lieu thereof:

         "Section 3. Common Stock Subject to the Plan. The capital stock to be issued under the Plan will be shares of Common Stock. The Common Stock to be issued under the Plan may be unissued shares of Common Stock or shares of Common Stock held in treasury. The total number of shares of Common Stock that may be issued under the Plan shall not exceed in the aggregate 200,000 shares. The Company is not obligated to issue Bonus Shares if such issuance would, in the opinion of counsel for the Company, violate the Securities Act of 1933, as amended, or any other applicable statute or regulation then in effect."

                                       2.

         Except as specifically amended hereby, the 1989 Plan shall remain in full force and effect as prior to this amendment.
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         IN WITNESS WHEREOF, the Company caused this amendment to be executed on the day and year first above written.





                                        CORRECTIONS CORPORATION OF
                                        AMERICA
                                        a Delaware corporation

                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------



      ATTEST:


      ------------------------
      Secretary






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